Virtus Tactical Allocation Fund (the “Fund”),

a series of Virtus Equity Trust (the “Trust”)

Supplement dated February 13, 2025 to the Fund’s Summary Prospectus and the Trust’s Statutory Prospectus,

each dated January 28, 2025

Important Notice to Investors

The following disclosure hereby replaces the fourth sentence of the second paragraph in the “Principal Investment Strategies” section of the Fund’s Summary Prospectus and the summary section of the Trust’s Statutory Prospectus applicable to the Fund:

The fixed income allocation may be invested directly or indirectly in all sectors of fixed income securities, including high-yield (“junk bonds”), bank loans (which are generally floating rate and may include both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics), mortgage-backed and asset-backed, collateralized mortgage obligations, real estate mortgage investment conduits, and other pass-through securities, government, corporate, and municipal debt obligations. Indirect investment for this purpose means investment in mutual funds that invest in one or more sectors of fixed income securities, which may include affiliated funds that are also managed by the fund’s subadviser.

Further, the following disclosure hereby replaces the fifth sentence of the first paragraph in the “More About Principal Investment Strategies” section of the Trust’s Statutory Prospectus applicable to the Fund:

The fixed income allocation may be invested directly or indirectly in all sectors of fixed income securities, including high-yield (“junk bonds”), mortgage-backed and asset-backed, government, corporate, and municipal debt obligations. Indirect investment for this purpose means investment in mutual funds that invest in one or more sectors of fixed income securities, which may include affiliated funds that are also managed by the fund’s subadviser.

The following disclosure is hereby added to the “Principal Risks” section of the Fund’s Summary Prospectus and the summary section of the Trust’s Statutory Prospectus applicable to the Fund:

> Mutual Fund Investing Risk: The fund’s performance may be adversely affected by the assets owned by the other mutual funds in which it invests, and the layering of expenses associated with the fund’s investment in other funds may cost shareholders more than direct investments would have cost.

> Affiliated Fund Risk: The fund’s subadviser may select and substitute affiliated and/or unaffiliated mutual funds, which may create a conflict of interest.

In the Trust’s Statutory Prospectus, a row is hereby added to the table at the beginning of the “More About Principal Risks” section reflecting that “Affiliated Fund” is a principal risk of the Fund, and the row of that table for “Mutual Fund Investing” is hereby amended to reflect that it is a principal risk of the Fund. Further, the following disclosure is hereby added to the “More About Principal Risks” section:

Affiliated Fund

A fund’s subadviser has the authority to select and substitute affiliated and/or unaffiliated mutual funds to serve as investments for the fund, which may create a conflict of interest because the subadviser or its affiliate(s) may receive fees from affiliated funds, some of which pay the subadviser or its affiliate(s) more than others. However, as a fiduciary to the fund, the fund’s subadviser is obligated to act in the fund’s best interest when selecting funds to serve as investments for the fund.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019/Tactical Allocation Fund Addition of Indirect Fixed Income Investing (2/2025)